SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                ------------

                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                ------------


                      April 12, 2001 (April 11, 2001)
  -----------------------------------------------------------------------
             Date of Report (Date of earliest event reported)


                            Opus360 Corporation
  -----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


     Delaware                 000-29793               13-4023714
  --------------------  ----------------------   -------------------------
  (State or Other       (Commission File No.)      (I.R.S. Employer
  Jurisdiction of                                   Identification
  Incorporation)                                       No.)


       39 West 13th Street
       New York, NY                                       10011
   --------------------------------------------------------------------
      (Address of Principal                             (Zip Code)
       Executive Offices)


                               (212) 687-6787
  -----------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                    None
  -----------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events

         Except as expressly indicated or unless the context otherwise requires, "Opus360", "we", "our", or "us" means Opus360 Corporation, a Delaware corporation, and its subsidiaries.

         On April 11, 2001, we issued a press release announcing the execution of a share exchange agreement (the "Share Exchange Agreement"), pursuant to which we agreed to combine with Artemis Management Systems Inc., a wholly-owned subsidiary of Proha PLC and a leading provider of world-class project and resource collaboration solutions.

         The proposed combination will result in the exchange of all of the stock of the Artemis subsidiary of Proha and 19.9% of each of the Intellisoft Oy and Accountor Oy subsidiaries of Proha for newly-issued shares representing 80% of the post-transaction issued and outstanding common stock of Opus360, and is subject to customary closing conditions, including the approval of the shareholders of each of Proha and Opus360 and the receipt by Opus360 of a fairness opinion. The transaction is expected to close some time in the second half of 2001. A copy of the Share Exchange Agreement is included herein as Exhibit 2.1 and a copy of the press release with respect to the Share Exchange Agreement is included herein as Exhibit 99.1.

         On April 11, 2001, we issued a press release announcing that Opus360 has concluded the divestiture of e.office, a billing and payroll service for independent professionals, to Churchill Benefits, LLC, dba Yurcor, a company formed by the former e.office management team. A copy of the press release is included herein as Exhibit 99.2.

         On April 11, 2001 we issued a press release reporting that we received notice of a Nasdaq Staff Determination on April 5, 2001, indicating that Opus360 failed to comply with the minimum bid requirement for continued listing, and is subject to delisting from the Nasdaq National Market. As reported in the press release, on April 11, 2001 we filed a request for a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. A copy of the press release is included herein as Exhibit 99.3.

         On April 11, 2001, we issued a press release announcing that Opus360 has been named as a defendant in a class action complaint, filed April 6, 2001, in United States District Court in the Southern District of New York, alleging violation of federal securities laws. The complaint was filed prior to the execution or announcement of the Share Exchange Agreement and is unrelated to the transactions described therein. The Company believes the claims described in the complaint are without merit and will vigorously contest the complaint. A copy of the press release is included herein as Exhibit 99.4.

         The Share Exchange Agreement and the press releases regarding the items described above are incorporated herein by reference and the foregoing descriptions of such documents and transactions contemplated therein are qualified in their entirety by reference to such exhibits. The press releases should be read in conjunction with the Note Regarding Forward Looking Statements which is included in the text of each press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit 2.1 Share Exchange Agreement, dated April 11, 2001, by and among Opus360 Corporation and Proha PLC

         Exhibit 99.1 Press Release dated April 11, 2001: Opus360 Corporation to Combine With Artemis Management Systems Inc.

         Exhibit 99.2 Press Release dated April 11, 2001: Opus360 Divests Billing and Payroll Service; Former Management Team to Run e.office

         Exhibit 99.3 Press Release dated April 11, 2001: Opus360 Appeals Delisting Notice

         Exhibit 99.4 Press Release dated April 11, 2001: Opus360 Reports Shareholder Complaint


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OPUS360 CORPORATION

                                             By: /s/ Jeanne M. Murphy
                                             Jeanne M. Murphy
                                             Executive Vice President
                                             and General Counsel

Date:  April 12, 2001



                               EXHIBIT INDEX


Exhibit No.            Description

         2.1 Share Exchange Agreement, dated April 11, 2001, by and among Opus360 Corporation and Proha PLC

         99.1 Press Release dated April 11, 2001: Opus360 Corporation to Combine With Artemis Management Systems Inc.

         99.2 Press Release dated April 11, 2001: Opus360 Divests Billing and Payroll Service; Former Management Team to Run e.office

         99.3          Press Release dated April 11, 2001: Opus360 Appeals
                       Delisting Notice

         99.4 Press Release dated April 11, 2001: Opus360 Reports Shareholder Complaint